As filed with the Securities and Exchange Commission on May 8, 2006
Registration No. 333-130309

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT
NO. 1 TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DEAN FOODS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-2559681 (I.R.S. Employer Identification Number)
2515 McKinney Avenue, Suite 1200
Dallas, Texas 75201
(214) 303-3400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
SEE TABLE OF ADDITIONAL REGISTRANTS
Michelle P. Goolsby
Executive Vice President, Chief Administrative Officer,
General Counsel and Corporate Secretary
Dean Foods Company
2515 McKinney Avenue, Suite 1200
Dallas, Texas 75201
(214) 303-3400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to
Meredith B. Cross
Erika L. Robinson
Wilmer Cutler Pickering Hale and Dorr LLP
1875 Pennsylvania Ave., N.W.
Washington, D.C. 20006
(202) 663-6000
     Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective as determined by market conditions.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

CALCULATION OF REGISTRATION FEE

Amount to be Registered/
Proposed Maximum Offering Price Per Unit/
Title of Each Class of Securities	Proposed Maximum Aggregate Offering Price/
to be Registered	Amount of Registration Fee

Debt Securities	(1)

Guarantees of Debt Securities(2)

(1)	An indeterminate aggregate initial offering price of debt securities and guarantees is being registered as may from time to time be offered at indeterminate prices. In accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.
(2)	Guarantees of the debt securities may be issued by subsidiaries of Dean Foods Company that are listed on the following page under the caption “Table of Additional Registrants.” Pursuant to Rule 457(o), no separate registration fee is payable in respect of the registration of the guarantees.

PART II
Item 16. Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Indenture
Opinion/Consent of Wilmer Cutler Pickering Hale and Dorr LLP
Consent of Deloitte & Touche LLP
Statement of Eligibility of Trustee on Form T-1

EXPLANATORY NOTE
     This Post-Effective Amendment No. 1 to our Registration Statement on Form S-3 is filed solely to reflect changes in form of organization, state of incorporation and name due to the restructuring of certain of our subsidiaries. Certain subsidiary guarantors have been renamed, reincorporated or otherwise restructured and a complete list of the subsidiary guarantors is set forth below. In addition, we have removed certain of our subsidiaries listed as additional registrants on the Registration Statement. There are currently no debt securities or subsidiary guarantees of debt securities issued pursuant to the Registration Statement. The additional registrants that were removed are as follows:

Colorado ES LLC	Curan, LLC
Dairy Information Systems, LLC	Dairy Information Systems Holdings, LLC
Dean Midwest II, LLC	Dean Midwest, LLC
Dean Northeast II, LLC	HPNC, LLC
Neptune Colorado LLC	Reeves Street, LLC
Regan, LLC	Reiter Dairy of Akron, Inc.
Suiza Dairy Group Holdings, Inc.
     Set forth below is an updated list of additional registrants.
TABLE OF ADDITIONAL REGISTRANTS

		Primary		Address, including zip
	State or Other	Standard	I.R.S.	code, and telephone
	Jurisdiction of	Industrial	Employer	number, including area
	Incorporation	Classification	Identification	code, of Registrant’s
	or Organization	Code	Number	principal executive offices
31 Logistics, LLC	Delaware	2026	36-4416921	16110 E. Hardy Houston, TX 77032 (281) 821-3111

Alta-Dena Certified Dairy, LLC	Delaware	2026	36-4261347	17637 E. Valley Road City of Industry, CA 91744 (626) 964-6401

Barber Ice Cream, LLC	Delaware	2026	02-0572872	126 Barber Court Birmingham, AL 35209 (205) 943-0265

Barber Milk, LLC	Delaware	2026	36-4210352	36 Barber Court Birmingham, AL 35209 (205) 942-2351

Berkeley Farms, LLC	California	2026	94-3308965	25500 Clawiter Road, Hayward, CA 94545 (510) 265-8600

Broughton Foods, LLC	Delaware	2026	31-4135025	1701 Greene St. (ST Rd 27), Marietta, OH 45750 (740) 373-4121

Country Delite Farms, LLC	Delaware	2026	75-2715954	1401 Church Street Nashville, TN 37203 (615) 320-1440

Country Fresh, LLC	Michigan	2026	38-1256303	2555 Buchanan SW Grand Rapids, MI 49548 (616) 243-0172

Creamland Dairies, LLC	New Mexico	2026	85-0031142	010 Indian School Road NW, Albuquerque, NM 87102 (505) 768-1259

		Primary		Address, including zip
	State or Other	Standard	I.R.S.	code, and telephone
	Jurisdiction of	Industrial	Employer	number, including area
	Incorporation	Classification	Identification	code, of Registrant's
	or Organization	Code	Number	principal executive offices
Dairy Fresh, LLC	Delaware	2026	75-2711138	2221 Patterson Ave. Winston-Salem, NC 27105 (336) 723-0311

Dean Dairy Holdings, LLC	Delaware	2026	75-2969188	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Dean Dairy Products Company, LLC	Delaware	2026	25-1476269	1858 Oneida Lane Sharpsville, PA 16150 (724) 962-7801

Dean East, LLC	Delaware	2026	74-2938751	2900 Bristol Highway Johnson City, TN 37602 (423) 283-5700

Dean East II, LLC	Delaware	2026	75-2969192	2900 Bristol Highway Johnson City, TN 37602 (423) 283-5700

Dean Foods Company of California, LLC	Delaware	2026	36-4205685	6400 Regio Ave. Buena Park, CA 90620 (714) 684-2160

Dean Foods Company of Indiana, LLC	Delaware	2026	34-4144799	11555 N. Meridian, Suite 530 Carmel, IN 46032 (574) 224-2480

Dean Foods North Central, LLC	Delaware	2026	36-4277858	3433 Broadway St. NE Minneapolis, MN 55413 (612) 378-7120

Dean Holding Company	Wisconsin	2026	39-0318390	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Dean Illinois Dairies, LLC	Delaware	2026	02-0572879	6303 Maxon Road Chemung, IL 60033 (815) 943-5441

Dean Intellectual Property Services II, L.P.	Delaware	2026	05-0533512	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Dean Intellectual Property Services, L.P.	Delaware	2026	05-0533498	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Dean International Holding Company	Delaware	2026	75-2889785	2515 McKinney Avenue Suite 1200 Dallas, TX 75201 (214) 303-3400

Dean Legacy Brands, Inc.	Delaware	2026	20-3026025	2515 McKinney Avenue Suite 1200 Dallas, TX 75201 (214) 303-3400

		Primary		Address, including zip
	State or Other	Standard	I.R.S.	code, and telephone
	Jurisdiction of	Industrial	Employer	number, including area
	Incorporation	Classification	Identification	code, of Registrant's
	or Organization	Code	Number	principal executive offices
Dean Management Corporation	Delaware	2026	75-2587782	2515 McKinney Avenue Suite 1200 Dallas, TX 75201 (214) 303-3400

Dean Milk Company, LLC	Delaware	2026	61-0471432	4420 Bishop Lane Louisville, KY 40218 (502) 451-9111

Dean Puerto Rico Holdings, LLC	Delaware	2026	75-2566832	2515 McKinney Avenue Suite 1200 Dallas, TX 75201 (214) 303-3400

Dean SoCal, LLC	Delaware	2026	33-0866903	4221 Buchanan St. Riverside, CA 92503 (951) 898-8200

Dean Transportation, Inc.	Ohio	2026	34-1848896	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Dean West, LLC	Delaware	2026	75-2938753	3114 S. Haskell Dallas, TX 75223 (214) 824-8163

Dean West II, LLC	Delaware	2026	75-2969190	3114 S. Haskell Dallas, TX 75223 (214) 824-8163

DIPS GP II, LLC	Delaware	2026	20-3026083	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

DIPS GP, Inc.	Delaware	2026	05-0533495	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

DIPS Limited Partner II	Delaware	2026	36-4327167	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

DIPS Limited Partner	Delaware	2026	05-0533454	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Elgin Blenders, Incorporated	Illinois	2026	36-2997521	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Fairmont Dairy, LLC	Delaware	2026	02-0572890	15 Kishacoquillas St., Belleville, PA 17004 (717) 935-2121

Gandy’s Dairies, LLC	Delaware	2026	75-0900623	201 University Lubbock, TX 79415 (806) 765-8833

		Primary		Address, including zip
	State or Other	Standard	I.R.S.	code, and telephone
	Jurisdiction of	Industrial	Employer	number, including area
	Incorporation	Classification	Identification	code, of Registrant's
	or Organization	Code	Number	principal executive offices
Garelick Farms, LLC	Delaware	2026	52-2133221	124 Grove Street Franklin, MA 02038 (508) 528-9000

Golden Valley Dairy, LLC	Delaware	2026	20-1543443	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Horizon Organic Dairy, Idaho Farm, Inc.	Colorado	2026	82-0460690	2589 East 500 South Hazelton, ID 83335 (208) 438-8450

Horizon Organic Dairy, Maryland Farm, Inc.	Colorado	2026	84-1420905	11471 Augustine Herman Hwy Chestertown, MD 21620 (410) 348-5472

Horizon Organic Holding Corporation	Delaware	2026	84-1405007	12002 Airport Way Broomfield, CO 80021 (303) 635-4000

Horizon Organic International, Inc.	Delaware	2026	84-1544905	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

International Dairy Holdings, LLC	Delaware	2026	20-0613122	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Kohler Mix Specialties of Minnesota, LLC	Delaware	2026	84-1582879	4041 Highway 61 North, White Bear Lake, MN 55110 (651) 426-1633

Kohler Mix Specialties, LLC	Delaware	2026	84-1583749	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Land-O-Sun Dairies, LLC	Delaware	2026	74-2938694	2900 Bristol Highway Johnson City, TN 37602 (423) 283-5700

Liberty Dairy Company	Michigan	2026	38-1530956	1847 R.W. Berends Drive Wyoming, MI 49509 (616) 530-4800

Louis Trauth Dairy, LLC	Delaware	2026	75-2748077	1045 York Street Newport, KY 41071 (859) 431-7553

Marathon Dairy Investment Corp.	Minnesota	2026	41-2003984	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Mayfield Dairy Farms, LLC	Delaware	2026	62-0583008	813 Madison Avenue Athens, TN 37303 (423) 745-2151

		Primary		Address, including zip
	State or Other	Standard	I.R.S.	code, and telephone
	Jurisdiction of	Industrial	Employer	number, including area
	Incorporation	Classification	Identification	code, of Registrant's
	or Organization	Code	Number	principal executive offices
McArthur Dairy, LLC	Florida	2026	59-0608937	500 Sawgrass Corp. Sunrise, FL 33325 (305) 795-7700

Meadow Brook Dairy Company	Pennsylvania	2026	25-1101612	2365 Buffalo Road Erie, PA 16510 (814) 899-3191

Melody Farms, L.L.C.	Delaware	2026	43-1810270	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Midwest Ice Cream Company, LLC	Delaware	2026	36-4400130	630 Meadow Street Belvidere, IL 61008 (815) 544-2105

Model Dairy, LLC	Delaware	2026	75-2677981	500 Gould Street Reno, NV 89502 (775) 788-7900

Morningstar Foods, LLC	Delaware	2026	20-0613096	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

New England Dairies, LLC	Delaware	2026	52-2133222	124 Grove Street Franklin, MA 02038 (508) 528-9000

Pet O’Fallon, LLC	Delaware	2026	02-0572862	610 East State St. O’Fallon, IL 62269 (618) 632-6381

Purity Dairies, LLC	Delaware	2026	62-0432129	360-363 Murfreesboro Road Nashville, TN 37210 (615) 244-1900

Reiter Dairy, LLC	Delaware	2026	04-3673675	1941 Commerce Circle Springfield, OH 45504 (937) 323-5777

Robinson Dairy, LLC	Delaware	2026	84-0687466	646 Bryant Street Denver, CO 80204 (303) 825-2990

Schenkel’s All-Star Dairy, LLC	Delaware	2026	75-2913243	1019 Flaxmill Road Huntington, IN 46750 (260) 356-4225

Schenkel’s All-Star Delivery, LLC	Delaware	2026	75-2913244	1019 Flaxmill Road, Huntington, IN 46750 (260) 356-4225

SFG Management Limited Liability Company	Delaware	2026	75-2571366	3114 S. Haskell Dallas, TX 75223 (214) 824-8163

Shenandoah’s Pride, LLC	Delaware	2026	74-2952858	5319-5325 Port Royal Road Springfield, VA 22151 (703) 321-9500

Southern Foods Group, L.P.	Delaware	2026	75-2571364	3114 S. Haskell Dallas, TX 75223 (214) 824-8163

		Primary		Address, including zip
	State or Other	Standard	I.R.S.	code, and telephone
	Jurisdiction of	Industrial	Employer	number, including area
	Incorporation	Classification	Identification	code, of Registrant's
	or Organization	Code	Number	principal executive offices
Southern Foods Holdings	Delaware	2026	75-2914102	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Suiza Dairy Group, LLC	Delaware	2026	04-3742039	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

Sulphur Springs Cultured Specialties, LLC	Delaware	2026	75-2867711	500 N. Jackson Sulphur Springs, TX 75482 (903) 885-7573

Swiss II, LLC	Delaware	2026	20-0613072	1739 Albion Street Los Angeles, CA 90031 (323) 224-8513

Swiss Premium Dairy, LLC	Delaware	2026	23-2950154	2401 Walnut Street Lebanon, PA 17042 (717) 273-2658

T.G. Lee Foods, LLC	Florida	2026	59-1379635	315 N. Bumby Ave. Orlando, FL 32803 (407) 894-4941

Terrace Dairy, LLC	Delaware	2026	11-6011532	4195 Middle Country Road Calverton, NY 11933 (631) 369-6336

Tuscan/Lehigh Dairies, Inc.	Delaware	2026	33-1046774	880 Allentown Rd. Lansdale, PA 19446 (215) 855-8205

Verifine Dairy Products of Sheboygan, LLC	Wisconsin	2026	39-0677200	1606 Erie Avenue Sheboygan, WI 53082 (920) 457-7733

White Wave, Inc.	Colorado	2026	84-0808981	12002 Airport Way Broomfield, CO 80021 (303) 635-4000

WhiteWave Foods Company	Delaware	2026	75-2218815	12002 Airport Way Broomfield, CO 80021 (303) 635-4000

WhiteWave Services, Inc.	Delaware	2026	20-3026265	2515 McKinney Avenue, Suite 1200 Dallas, TX 75201 (214) 303-3400

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16. Exhibits

Exhibit
Number	Description of Exhibit

1.1*	Form of Underwriting Agreement.

4.1	Amended and Restated Certificate of Incorporation (incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2001, filed April 1, 2002 (File No. 1-12755)).

4.2	Amended and Restated Bylaws (incorporated by reference from our Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (File No. 1-12755)).

4.3	Form of Indenture.

4.4	Form of proposed Debt Security (included in Exhibit 4.3 at pages A-1 to A-9).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

12.1**	Statement of Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

24.1	Powers of Attorney (contained in the signature pages to the registration statement on Form S-3 filed on December 14, 2005 and in the signature pages to this post-effective amendment no. 1 to the registration statement).

25.1	Statement of Eligibility of Trustee on Form T-1 with respect to the debt securities.

*	To be filed or incorporated by reference as an exhibit to a document incorporated or deemed to be incorporated by reference in this registration statement.

**	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN FOODS COMPANY
By:	/s/ Ronald L. McCrummen
Ronald L. McCrummen
Senior Vice President and Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

* Gregg L. Engles	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Senior Vice President and Chief Accounting Officer (Principal Financial Officer/Principal Accounting Officer)

* Alan J. Bernon	Director

* Lewis M. Collens	Director

* Tom Davis	Director

* Stephen L. Green	Director

* Joseph S. Hardin, Jr.	Director

* Janet Hill	Director

* Ronald Kirk	Director

Signature	Title

* John S. Llewellyn, Jr.	Director

* John R. Muse	Director

* Hector M. Nevares	Director

* Pete Schenkel	Director

* Jim L. Turner	Director

*By:	/s/ Michelle P. Goolsby

Michelle P. Goolsby
Pursuant to Power of Attorney

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

31 LOGISTICS, LLC
BARBER ICE CREAM, LLC
BARBER MILK, LLC
BROUGHTON FOODS, LLC
COUNTRY DELITE FARMS, LLC
COUNTRY FRESH, LLC
DAIRY FRESH, LLC
DEAN EAST, LLC
DEAN EAST II, LLC
DEAN FOODS COMPANY OF INDIANA, LLC
DEAN FOODS NORTH CENTRAL, LLC
DEAN ILLINOIS DAIRIES, LLC
DEAN MILK COMPANY, LLC
GOLDEN VALLEY DAIRY, LLC
LOUIS TRAUTH DAIRY, LLC
MAYFIELD DAIRY FARMS, LLC
McARTHUR DAIRY, LLC
MELODY FARMS, L.L.C.
MIDWEST ICE CREAM COMPANY, LLC
PET O’FALLON, LLC
PURITY DAIRIES, LLC
REITER DAIRY, LLC
SCHENKEL’S ALL-STAR DAIRY, LLC
SCHENKEL’S ALL-STAR DELIVERY, LLC
T.G. LEE FOODS, LLC
VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC

By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps	Vice President and Secretary and Manager
Steven J. Kemps	(Principal Executive Officer)

/s/ Loren M. White	Vice President and Chief Financial Officer
Loren M. White	(Principal Financial Officer)

/s/ Ronald L. McCrummen	Vice President
Ronald L. McCrummen	(Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

LIBERTY DAIRY COMPANY
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps	Vice President and Secretary and Director
Steven J. Kemps	(Principal Executive Officer)

/s/ Loren M. White	Vice President and Chief Financial Officer
Loren M. White	(Principal Financial Officer)

/s/ Ronald L. McCrummen	Vice President
Ronald L. McCrummen	(Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

LAND-O-SUN DAIRIES, LLC
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps	Vice President and Secretary
Steven J. Kemps	(Principal Executive Officer)

/s/ Loren M. White	Vice President and Chief Financial Officer
Loren M. White	(Principal Financial Officer)

/s/ Ronald L. McCrummen	Vice President
Ronald L. McCrummen	(Principal Accounting Officer)

/s/ Steven J. Kemps	Member Manager of

By: Dean Foods Company	Land-O-Sun Dairies, LLC
By: Steven J. Kemps
Senior Vice President
and Deputy
General Counsel

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

ALTA-DENA CERTIFIED DAIRY, LLC
BERKELEY FARMS, LLC
CREAMLAND DAIRIES, LLC
DEAN FOODS COMPANY OF CALIFORNIA, LLC
DEAN SoCAL, LLC
DEAN WEST, LLC
DEAN WEST II, LLC
GANDY’S DAIRIES, LLC
MODEL DAIRY, LLC
ROBINSON DAIRY, LLC
SFG MANAGEMENT LIMITED
LIABILITY COMPANY
SULPHUR SPRINGS CULTURED
SPECIALTIES, LLC
SWISS II, LLC

By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps	Vice President and Secretary and Manager
Steven J. Kemps	(Principal Executive Officer)

/s/ Edward K. Tollison	Vice President and Chief Financial Officer
Edward K. Tollison	(Principal Financial Officer)

/s/ Ronald L. McCrummen	Vice President
Ronald L. McCrummen	(Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN DAIRY PRODUCTS COMPANY, LLC FAIRMONT DAIRY, LLC GARELICK FARMS, LLC NEW ENGLAND DAIRIES, LLC SHENANDOAH’S PRIDE, LLC SWISS PREMIUM DAIRY, LLC TERRACE DAIRY, LLC
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary and Manager (Principal Executive Officer)

/s/ Pat Panko Pat Panko	Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

MEADOW BROOK DAIRY COMPANY TUSCAN/LEHIGH DAIRIES, INC.
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary and Director (Principal Executive Officer)

/s/ Pat Panko Pat Panko	Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN DAIRY HOLDINGS, LLC SUIZA DAIRY GROUP, LLC
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary and Manager (Principal Executive Officer)

/s/ Stephen D. Brewer Stephen D. Brewer	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN PUERTO RICO HOLDINGS, LLC INTERNATIONAL DAIRY HOLDINGS, LLC KOHLER MIX SPECIALTIES OF MINNESOTA, LLC KOHLER MIX SPECIALTIES, LLC MORNINGSTAR FOODS, LLC
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary and Manager (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

HORIZON ORGANIC DAIRY, IDAHO FARM, INC. HORIZON ORGANIC DAIRY, MARYLAND FARM, INC. HORIZON ORGANIC HOLDING CORPORATION HORIZON ORGANIC INTERNATIONAL, INC. WHITE WAVE, INC. WHITEWAVE FOODS COMPANY
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/Joseph E. Scalzo Joseph E. Scalzo	President (Principal Executive Officer)

/s/ Kelly Haecker Kelly Haecker	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Accounting Officer)

/s/ Steven J. Kemps Steven J. Kemps	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN INTERNATIONAL HOLDING COMPANY
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregg L. Engles, Michelle P. Goolsby and Steven J. Kemps, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including additional post-effective amendments) to the registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

/s/ Ronald H. Klein Ronald H. Klein	Director

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN MANAGEMENT CORPORATION DEAN TRANSPORTATION, INC. ELGIN BLENDERS, INCORPORATED MARATHON DAIRY INVESTMENT CORP.
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary and Director (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN HOLDING COMPANY
By:	/s/ Ronald L. McCrummen
Ronald L. McCrummen
Senior Vice President and Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

* Gregg L. Engles	Chief Executive Officer (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Senior Vice President and Chief Accounting Officer (Principal Financial Officer/ Principal Accounting Officer)

/s/ Steven J. Kemps Steven J. Kemps	Director

*By:	/s/ Michelle P. Goolsby Michelle P. Goolsby
Pursuant to Power of Attorney

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN INTELLECTUAL PROPERTY SERVICES II, L.P. BY: DIPS GP II, LLC, its General Partner
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

/s/ Christopher K. Farrell DIPS Limited Partner II	Member Manager of DIPS GP II, LLC

By:	The Capital Trust Company of Delaware, as Trustee
By:	Christopher K. Farrell Vice President

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN INTELLECTUAL PROPERTY SERVICES, L.P. BY: DIPS GP, INC., its General Partner
By:	/s/ Steven J, Kemps
Steven J. Kemps
Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

* Bridget G. Johnson	Director of DIPS GP, Inc.

*By:	/s/ Michelle P. Goolsby

Michelle P. Goolsby
Pursuant to Power of Attorney

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DEAN LEGACY BRANDS, INC.
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Assistant Secretary and Director (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DIPS GP II, LLC
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

/s/ Christopher K. Farrell DIPS Limited Partner II	Member Manager of DIPS GP II, LLC

By:	The Capital Trust Company of Delaware, as Trustee
By:	Christopher K. Farrell Vice President

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DIPS GP, INC.
By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

* Bridget G. Johnson	Director

*By:	/s/ Michelle P. Goolsby Michelle P. Goolsby
Pursuant to Power of Attorney

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

DIPS LIMITED PARTNER II DIPS LIMITED PARTNER SOUTHERN FOODS HOLDINGS

By:	THE CAPITAL TRUST COMPANY OF DELAWARE, as Trustee

By:	/s/ Christopher K. Farrell
Christopher K. Farrell
Vice President

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

SOUTHERN FOODS GROUP, L.P.

By:	SFG MANAGEMENT LIMITED LIABILITY COMPANY, its General Partner

By:	/s/ Steven J. Kemps
Steven J. Kemps
Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Steven J. Kemps Steven J. Kemps	Vice President and Secretary (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

/s/ Steven J. Kemps Steven J. Kemps	Manager of SFG Management Limited Liability Company

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 8, 2006.

WHITEWAVE SERVICES, INC.
By:	/s/ Jacqueline T. Gwinn
Jacqueline T. Gwinn
President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities indicated as of May 8, 2006.

Signature	Title

/s/ Jacqueline T. Gwinn Jacqueline T. Gwinn	President and Director (Principal Executive Officer)

/s/ Ronald L. McCrummen Ronald L. McCrummen	Vice President (Principal Financial Officer/ Principal Accounting Officer)

/s/ Kari L. Johnson Kari L. Johnson	Director

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

1.1*	Form of Underwriting Agreement.

4.1	Amended and Restated Certificate of Incorporation (incorporated by reference from our Annual Report on Form 10-K for the year ended December 31, 2001, filed April 1, 2002 (File No. 1-12755)).

4.2	Amended and Restated Bylaws (incorporated by reference from our Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (File No. 1-12755)).

4.3	Form of Indenture.

4.4	Form of proposed Debt Security (included in Exhibit 4.3 at pages A-1 to A-9).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

12.1**	Statement of Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

24.1	Powers of Attorney (contained in the signature pages to the registration statement on Form S-3 filed on December 14, 2005 and in the signature pages to this post-effective amendment no. 1 to the registration statement).

25.1	Statement of Eligibility of Trustee on Form T-1 with respect to the debt securities.

*	To be filed or incorporated by reference as an exhibit to a document incorporated or deemed to be incorporated by reference in this registration statement.

**	Previously filed.